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                                                                    EXHIBIT 23.1

                             CONSENT OF KPMG LLP


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
MAI Systems Corporation


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement and prospectus.


/s/KPMG LLP



Orange County, California
October 26, 2001